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                                                           EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   ------------------------------------------






           As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements File No. 2-97934, No. 33-11415, No. 33-42974 and No. 33-50723.



                                          /s/ Arthur Andersen LLP


Hartford, Connecticut
March 28, 1995